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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: 20 September 2002
                        (Date of earliest event reported)





                             ANZ CAPEL COURT LIMITED
                   -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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
          AUSTRALIA                          333-54988                     N/A
-------------------------------       -----------------------       ------------------
(State or Other Jurisdiction of       (Commission File Number)      (I.R.S. Employer
        Incorporation)                                             Identification No.)

Level 12
530 Collins Street
Melbourne Victoria 3000
AUSTRALIA                                                                  N/A
------------------------------                                      ------------------
   (Address of Principal                                                (Zip Code)
    Executive Offices)

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      Registrant's telephone number, including area code: (61 3) 9273 3173
                                                          ----------------

                                 N/A
    -------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         (c)      Exhibits.

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

                  EXHIBIT NO.       DESCRIPTION
                  ----------        -----------

                  19.1 Kingfisher Trust 2001-1G Investor Report for, Residential Mortgage Backed Floating
                                    Rate Notes, relating to the September 20,
                                    2002 Payment Date.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANZ Capel Court Limited

                                         By: /s/ David P. Addis
                                            ---------------------------
                                              Name:  David P. Addis
                                              Title: Attorney



Dated:  September 20, 2002

                                       3


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                                  EXHIBIT INDEX
                                  -------------

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

EXHIBIT NO.                DESCRIPTION                                       PAGE NO.
-----------                -----------                                       --------

19.1                       Kingfisher Trust 2001-1G Investor Report,
                           Residential Mortgage Backed Floating Rate Notes relating to the September 20, 2002 Payment Date.





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